EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C.SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I Darrin Holman and Dale Paisley certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to our knowledge, Bio-Clean, Inc.'s report on Form 10-Q for the fiscal quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Bio-Clean, Inc.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 20th day of November, 2009.


/s/ Darrin Holman
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Chief Executive Officer


/s/ Dale Paisley
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Chief Financial Officer and
Principal Accounting Officer